UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period:  January 31, 2013

Item 1. Report to Stockholders.

AKRE
CAPITAL MANAGEMENT, LLC

Retail Class Shares  (AKREX)
Institutional Class Shares  (AKRIX)

SEMI-ANNUAL REPORT
January 31, 2013

Table of Contents

Semi-Annual Letter	2
Sector Allocation	5
Expense Example	5
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Additional Information	27

Semi-Annual Letter

Fellow Shareholders:

What a start to 2013!  By the Ides of March (March 15, 2013), the market, as represented by the S&P 500®, had experienced what has historically been essentially an average year’s total performance, approximately 10%!  As you have come to expect from us, we make no attempt to forecast where the market is headed for the balance of the year.  Here is what we do know for certain:  We seek to invest in companies which are growing in real economic value per share every day without regard to what the market says they are worth.

All that aside, this letter is about our fiscal six month position ending January 31st, 2013, as our fiscal year ends on July 31st.  At each turn we seem to find ourselves faced with new uncertainties – at the time of our last annual letter the country was fixated on the national election, which was followed by the fiscal cliff debate, then the debt ceiling, elections in Italy, etc.  More recently, the bailout in Cyprus, a nation that accounts for less than 1% of Eurozone GDP, has the world financial markets on alert.  Each has real relevance, but of course we can have no impact on the outcomes of any of these events.  So here we are, just as before the election last year, working hard to create an outcome consistent with your expectations, regardless of external events.

A theme which continues to have resonance with us is identifying businesses whose business models are designed to help the consumer stretch each dollar they have for spending on necessities.  In this vein we continue to favor both Ross Stores, Inc. and Dollar Tree, Inc., two businesses which have already added significant value to the fund.  We also continue to place great emphasis on businesses which have real pricing power, and in this category we include Mastercard, Inc., Moody’s Corp., Visa, Inc. and American Tower Corp. among others.  During the six month period ending January 31st, we selectively added or initiated positions in several  businesses which we found simply “too cheap” at the time, and some of these may not necessarily be thought of as long term holdings.  Time will tell.

Our largest positions as of January 31, 2013 were in order:

Mastercard, Inc.
Moody’s Corp.
Markel Corp.
Ross Stores, Inc.
Dollar Tree, Inc.
American Tower Corp.
Visa, Inc.
Colfax Corp.
LPL Financial Holdings, Inc.
TD Ameritrade Holding Corp.

Akre Focus Fund

Included in this group are three financial businesses: LPL Financial Holdings, Inc., TD Ameritrade Holding Corp. and Markel Corp.  The first two relate to servicing the individual investor- in LPL Financial Holdings, Inc.’s case through back-office software and product platforms for individual advisors; and in TD Ameritrade Holding Corp.’s case through low-cost brokerage and advice services which we believe are valuable.  The last, Markel Corp., is a specialty property and casualty insurer which we believe is positioned exceptionally well for what lies ahead, including the possibility of  higher interest rates, firming of  insurance pricing,  growing free cash flow from its Markel Ventures segment, and lastly the opportunity for a more robust management of its balance sheet.  In other portfolios we manage, we have owned shares of Markel Corp.  for more than twenty years.  The only other business included in the top ten which we have not previously mentioned is Colfax Corp.  This is a manufacturing company whose business model is to acquire other manufacturing business and rationalize them in such a way as to importantly improve their operating results.  The management of Colfax Corp. has demonstrated this skill at another company with which we are familiar, and we believe we have an important opportunity here, hence a top ten holding.

I referred above to creating outcomes consistent with your expectations.  From our perspective this means that we are always working to identify and own at the correct starting price businesses which have the potential to compound the owners’ capital at above average rates; which are run by exceptional managers who view public shareholders as partners; and where both a history of and an opportunity for superb reinvestment exists. The “Three-Legged Stool” if you will.  We believe this can provide an opportunity to compound “our” capital at above average rates while incurring below average risks.

It is worth noting that our returns from inception have been achieved while holding substantial cash, cash equivalents as well as cash substitutes.  Cash and equivalents combined with cash substitutes have averaged nearly 30% of our portfolio from our starting date of August 31, 2009.  At the end of January 2013 the cash and cash equivalents component was 11% and including cash substitutes the total was 19%.  Finally, it is worth noting that by early March, the Fund surpassed $1.5 billion in net assets.  Thank you again for your continued support in our efforts on your behalf.

Akre Capital Management, LLC

Please see following page for important information.

Akre Focus Fund

In our continuing desire to communicate with our fellow shareholders, we’d like to invite you to a conference call, scheduled for April 25, 2013 at 4 PM Eastern Time.

On the call we will discuss our outlook, provide some more detail about our investments, and answer any questions you may have.  We look forward to our chat on April 25th.

Akre Focus Fund Conference Call Information:

Date:	April 25, 2013
Time:	4:00 pm ET
Dial In:	(877) 509-7719
Conference ID:	27649161

We would appreciate having your questions in advance by email to questions@akrecapital.com by April 24, 2013, but will also take questions on the conference call.

Opinions expressed are those of the advisor and are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests in small- and medium-capitalization companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies.

Past performance is no guarantee of future results.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The summary and statutory prospectuses contain this and other important information about the investment company and it may be obtained by calling (877) 862-9556 or visiting www.akrefund.com.  Read it carefully before investing.

The S&P 500® is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  It is not possible to invest directly in an index.

Free cash flow measures the cash generating capability of a company by adding non-cash charged (e.g. depreciation) and interest expense to pretax income.

Fund holdings are subject to change and are not recommendations to buy or sell any security. See the Schedule of Investments for the Fund holdings.

The Akre Focus Fund is distributed by Quasar Distributors, LLC.

Akre Focus Fund

SECTOR ALLOCATION at January 31, 2013 (Unaudited)

Sector Allocation	Percent of Net Assets

Financials	40.0%
Consumer Discretionary	24.1%
Information Technology	18.6%
Industrials	7.6%
Energy	2.1%
Cash & Equivalents*	7.6%
100.0%

* Includes bonds and liabilities in excess of other assets.

EXPENSE EXAMPLE For the Six Months Ended January 31, 2013 (Unaudited)

As a shareholder of the Akre Focus Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 – January 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that redemption be made by wire transfer, a $15.00 fee is currently charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined

Akre Focus Fund

EXPENSE EXAMPLE For the Six Months Ended January 31, 2013 (Unaudited) (Continued)

under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	8/1/2012	1/31/2013	8/1/2012 – 1/31/2013*
Retail Class Actual	$1,000	$1,108	$7.23
Hypothetical (5% return
before expenses)	$1,000	$1,018	$6.92
Institutional Class Actual	$1,000	$1,110	$5.90
Hypothetical (5% return
before expenses)	$1,000	$1,020	$5.65

*
Expenses are equal to the Fund’s expense ratio for the most recent six-month period of 1.36% for Retail Class shares and 1.11% for Institutional Class shares, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Akre Focus Fund

SCHEDULE OF INVESTMENTS at January 31, 2013 (Unaudited)

Shares		Value
COMMON STOCKS: 83.4%

Aerospace & Defense: 0.1%
10,000	TransDigm
	Group, Inc.	$1,354,400

Capital Markets: 9.4%
145,500	Diamond Hill
	Investment
	Group	10,525,470
246,914	Jefferies
	Group, Inc.	4,920,996
1,700,000	LPL Financial
	Holdings, Inc.	56,610,000
2,900,000	TD Ameritrade
	Holding Corp.	56,231,000
		128,287,466
Consumer Finance: 0.2%
93,273	White River
	Capital, Inc.	2,010,033

Diversified Financial Services: 8.7%
800,000	Bank of
	America Corp.	9,056,000
2,000,000	Moody’s Corp.	109,640,000
		118,696,000
Diversified Operations: 3.4%
1,800,000	Leucadia
	National Corp.	45,810,000

Hotels, Restaurants & Leisure: 1.3%
10,000,000	Bwin.Party
	Digital
	Entertainment	17,636,237

Industrial Services
& Distributions: 0.8%
1,300,000	Diploma PLC	11,484,172

Insurance: 9.4%
200,000	Berkshire
	Hathaway, Inc. -
	Class B*	19,386,000
1,200,000	Hartford Financial
	Services
	Group, Inc.1	29,760,000
167,625	Markel Corp.*1	79,811,292
		128,957,292
IT Services: 14.2%
300,000	Computer
	Services, Inc.	8,997,000
245,000	Mastercard, Inc.	127,008,000
370,000	Visa, Inc.	58,426,700
		194,431,700
Machinery: 4.2%
1,300,000	Colfax Corp.*	57,993,000

Media: 5.7%
1,000,000	DIRECTV*	51,140,000
621,348	Lamar
	Advertising
	Co.*	26,494,279
		77,634,279
Multiline Retail: 6.7%
1,900,000	Dollar Tree, Inc.*	75,981,000
128,490	Sears
	Canada, Inc.1	1,228,990
300,000	Sears Holdings
	Corp.*1	14,085,000
		91,294,990
Oil, Gas & Consumable Fuels: 2.1%
540,900	NuStar
	Energy LP1	27,639,990
50,000	NuStar GP
	Holdings, LLC	1,581,000
		29,220,990
Professional Services: 3.2%
800,000	Verisk
	Analytics, Inc.*	44,128,000

Software: 0.9%
130,000	FactSet Research
	Systems, Inc.1	12,027,600

Specialty Retail: 10.4%
500,000	Monro Muffler
	Brake, Inc.1	18,110,000

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

SCHEDULE OF INVESTMENTS at January 31, 2013 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 83.4% (Continued)

Specialty Retail: 10.4% (Continued)
500,000	O’Reilly
	Automotive,
	Inc.*	$46,325,000
1,300,000	Ross Stores, Inc.	77,609,999
		142,044,999
Technology: 2.7%
80,000	Apple, Inc.	36,424,800

TOTAL COMMON STOCKS
(Cost $905,725,651)		1,139,435,958

CONVERTIBLE
PREFERRED STOCK: 0.9%

Insurance: 0.9%
550,000	Hartford Financial
	Services
	Group, Inc.	12,512,500

TOTAL CONVERTIBLE
PREFERRED STOCK
(Cost $13,833,316)		12,512,500

PARTNERSHIPS & TRUSTS: 7.8%

Real Estate Investment Trusts: 7.8%
900,000	American
	Tower Corp.	68,535,000
2,500,000	Annaly Capital
	Management,
	Inc.	37,175,000

TOTAL PARTNERSHIPS & TRUSTS
(Cost $85,745,143)		105,710,000

Principal
Amount
ASSET BACKED BONDS: 1.0%
	Carmax
	Auto Owner
	Trust 0.230%,
$7,525,473	10/15/13	7,525,552
	Porsche Innovative
	Lease Owner
	Trust 0.250%,
	10/21/13
	(Acquired
	10/10/12, Cost
6,705,753	$6,705,753)2	6,705,840

TOTAL ASSET BACKED BONDS
(Cost $14,231,226)		14,231,392

CORPORATE BONDS: 3.8%
	American Express
11,000,000	5.500%, 4/16/13	11,110,990
	Bank of
	America Corp.
10,000,000	4.900%, 5/1/13	10,104,760
	GlaxoSmithKline
	Capital, Inc.
10,000,000	4.850%, 5/15/13	10,129,460
	Morgan Stanley
	0.784%,
10,000,000	10/15/153	9,780,970
	Toyota Motor
	Credit Corp.
10,000,000	1.375%, 8/12/13	10,057,650

TOTAL CORPORATE BONDS
(Cost $50,744,267)		51,183,830

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

SCHEDULE OF INVESTMENTS at January 31, 2013 (Unaudited) (Continued)

Shares	Value
INVESTMENT PURCHASED WITH
CASH PROCEEDS FROM
SECURITIES LENDING: 3.2%
43,801,930	First American
Prime Obligations
Fund - Class Z,
0.02%4	$43,801,930

TOTAL INVESTMENT PURCHASED
WITH PROCEEDS FROM
SECURITIES LENDING
(Cost $43,801,930)	43,801,930

TOTAL INVESTMENTS
IN SECURITIES: 100.1%
(Cost $1,114,081,533)	1,366,875,610
Liabilities in Excess of
Other Assets: (0.1%)	(980,664)
TOTAL NET ASSETS: 100.0%	$1,365,894,946

*	Non-income producing security.
1	This security or a portion of this security is out on loan as of January 31, 2013.
2
Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2013, the value of this security amounted to $6,705,840 or 0.5% of net assets.

3	Variable rate security. Rate disclosed as of January 31, 2013.
4	Seven-day yield as of January 31, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENT OF ASSETS AND LIABILITIES at January 31, 2013 (Unaudited)

ASSETS
Investments in securities, at value (cost $1,114,081,533)	$1,366,875,610
Cash	57,904,183
Receivables:
Investment securities sold	4,176,407
Fund shares sold	3,047,392
Dividends and interest	805,381
Prepaid expenses	80,397
Total assets	1,432,889,370

LIABILITIES
Payables:
Collateral received for securities loaned	43,801,930
Investment securities purchased	20,431,312
Fund shares redeemed	1,315,511
Distribution fees - Retail Class	289,402
Shareholder servicing fees	112,677
Investment advisory fees	992,968
Administration fees	35,752
Fund accounting fees	2,618
Transfer agent fees	6,216
Custody fees	1,963
Chief Compliance Officer fees	831
Other accrued expenses	3,244
Total liabilities	66,994,424
NET ASSETS	$1,365,894,946

COMPONENTS OF NET ASSETS
Paid-in capital	$1,113,437,537
Undistributed net investment income	148,962
Accumulated net realized loss on investments	(485,630)
Net unrealized appreciation on investments	252,794,077
Net assets	$1,365,894,946

Net Asset Value (unlimited shares authorized):
Retail Class:
Net assets	$1,078,536,753
Shares of beneficial interest issued and outstanding	66,744,796
Net asset value, offering and redemption price per share	$16.16

Net Asset Value (unlimited shares authorized):
Institutional Class:
Net assets	$287,358,193
Shares of beneficial interest issued and outstanding	17,677,562
Net asset value, offering and redemption price per share	$16.26

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 2013 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of $43,095 foreign withholding tax)	$11,344,417
Interest	427,712
Securities lending	84,790
Total investment income	11,856,919

EXPENSES
Investment advisory fees	5,380,511
Distribution fees - Retail Class	1,167,655
Shareholder servicing fees	597,834
Administration fees	241,891
Transfer agent fees	184,922
Fund accounting fees	58,308
Registration fees	50,634
Reports to shareholders	36,947
Custody fees	26,659
Interest expense	20,605
Miscellaneous expenses	14,905
Audit fees	11,220
Trustee fees	10,041
Chief Compliance Officer fees	4,790
Legal fees	3,392
Insurance expense	854
Total expenses	7,811,168
Net investment income	4,045,751

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	18,994,158
Change in net unrealized appreciation on investments	102,091,954
Net realized and unrealized gain on investments	121,086,112
Net increase in net assets resulting from operations	$125,131,863

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2013	Year Ended
	(Unaudited)	July 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,045,751	$740,058
Net realized gain on investments	18,994,158	2,173,432
Change in unrealized appreciation on investments	102,091,954	101,775,545
Net increase in net assets
resulting from operations	125,131,863	104,689,035

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(3,107,368)	(307,010)
Institutional Class	(1,446,862)	(291,777)
From net realized gain
Retail Class	(15,275,168)	—
Institutional Class	(4,257,137)	—
Total distributions to shareholders	(24,086,535)	(598,787)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
change in outstanding shares - Retail Class(1)	142,731,349	570,606,748
Net increase in net assets derived from net
change in outstanding shares - Institutional Class(1)	9,977,560	151,484,655
Total increase in net assets
from capital share transactions	152,708,909	722,091,403
Total increase in net assets	253,754,237	826,181,651

NET ASSETS
Beginning of period/year	1,112,140,709	285,959,058
End of period/year	$1,365,894,946	$1,112,140,709
Undistributed net investment income	$148,962	$657,441

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(1)  Summary of capital share transactions is as follows:

	Six Months Ended
	January 31, 2013		Year Ended
	(Unaudited)		July 31, 2012
	Shares	Value	Shares	Value
Retail Class
Shares sold	19,195,292	$296,745,645	47,934,021	$669,623,774
Shares issued in
reinvestment
of distribution	1,182,503	17,843,974	22,883	300,003
Shares redeemed(2)	(11,209,190)	(171,858,270)	(7,162,780)	(99,317,029)
Net increase	9,168,605	$142,731,349	40,794,124	$570,606,748

(2)  Net of redemption fees of $16,947 and $27,808, respectively.

	Six Months Ended
	January 31, 2013		Year Ended
	(Unaudited)		July 31, 2012
	Shares	Value	Shares	Value
Institutional Class
Shares sold	4,547,137	$70,653,122	14,687,856	$208,326,727
Shares issued in
reinvestment
of distribution	330,652	5,019,291	20,279	267,071
Shares redeemed(3)	(4,247,680)	(65,694,853)	(4,003,709)	(57,109,143)
Net increase	630,109	$9,977,560	10,704,426	$151,484,655

(3)  Net of redemption fees of $2,079 and $222,380, respectively.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

RETAIL CLASS
	Six Months
	Ended
	January 31,
	2013		Year Ended July 31,		Period Ended
	(Unaudited)		2012	2011	July 31, 2010*
Net asset value,
beginning of period/year	$14.88		$12.35	$10.49	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.05	**	0.01 **	0.01 **	(0.08)
Net realized and unrealized
gain on investments	1.53		2.53	1.85	0.57
Total from investment operations	1.58		2.54	1.86	0.49

LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.01)	—	—
From net realized gain	(0.25)		—	—	—
Paid-in capital from redemption fees	0.00	#	0.00 #	0.00 #	0.00	#
Net asset value, end of period/year	$16.16		$14.88	$12.35	$10.49
Total return	10.79	%^	20.61%	17.73%	4.90	%^

SUPPLEMENTAL DATA
Net assets, end of
period/year (millions)	$1,078.5		$856.7	$207.2	$137.3
Portfolio turnover rate	7	%^	13%	25%	12	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived/recouped	1.36	%+	1.40%	1.45%	1.50	%+
After fees waived/recouped	1.36	%+	1.40%	1.45%	1.49	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived/recouped	0.62	%+	0.05%	0.12%	(1.09	)%+
After fees waived/recouped	0.62	%+	0.05%	0.12%	(1.08	)%+

*	Fund commenced operations on August 31, 2009.
**	Calculated based on the average number of shares outstanding
#	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

INSTITUTIONAL CLASS
	Six Months
	Ended
	January 31,
	2013		Year Ended July 31,		Period Ended
	(Unaudited)		2012	2011	July 31, 2010*
Net asset value,
beginning of period/year	$14.98		$12.41	$10.52	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.07	**	0.05 **	0.05 **	(0.06)
Net realized and unrealized
gain on investments	1.54		2.54	1.84	0.58
Total from investment operations	1.61		2.59	1.89	0.52

LESS DISTRIBUTIONS
From net investment income	(0.08)		(0.03)	—	—
From net realized gain	(0.25)		—	—	—
Paid-in capital from redemption fees	0.00	#	0.01	0.00 #	0.00	#
Net asset value, end of period/year	$16.26		$14.98	$12.41	$10.52
Total return	10.96	%^	21.02%	17.97%	5.20	%^

SUPPLEMENTAL DATA
Net assets, end of
period/year (millions)	$287.4		$255.4	$78.7	$70.6
Portfolio turnover rate	7	%^	13%	25%	12	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived/recouped	1.11	%+	1.15%	1.20%	1.25	%+
After fees waived/recouped	1.11	%+	1.15%	1.20%	1.24	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived/recouped	0.87	%+	0.32%	0.46%	(0.84	)%+
After fees waived/recouped	0.87	%+	0.32%	0.46%	(0.83	)%+

*	Fund commenced operations on August 31, 2009.
**	Calculated based on the average number of shares outstanding
#	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Akre Focus Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Fund commenced operations on August 31, 2009.

The Fund offers Retail and Institutional Class shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, and corporations.  Each class of shares has equal rights as to earnings and assets except that Retail shares bear distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Fund is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2013 (Unaudited) (Continued)

options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. At January 31, 2013, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2013 (Unaudited) (Continued)

identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2013 (Unaudited) (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2013. See the Schedule of Investments for industry breakout:

Description	Level 1	Level 2	Level 3	Total
Common
Stocks	$1,139,435,958	$—	$—	$1,139,435,958
Convertible
Preferred
Stock	12,512,500	—	—	12,512,500
Partnerships
& Trusts	105,710,000	—	—	105,710,000
Asset Backed
Bonds	—	14,231,392	—	14,231,392
Corporate
Bonds	—	51,183,830	—	51,183,830
Investment
Purchased
with Cash
Proceeds
from Security
Lending	43,801,930	—	—	43,801,930
Total
Investments
in Securities	$1,301,460,388	$65,415,222	$—	$1,366,875,610

There were no transfers into or out of Level 1, 2, or 3 for the six months ended January 31, 2013 for the Fund.

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2013 (Unaudited) (Continued)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits related to uncertain tax positions taken on returns filed for open tax years (2010-2011), or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies their major tax jurisdictions as U.S. Federal and State of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Fund may purchase call and put options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  As a holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time until the expiration date.  The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2013 (Unaudited) (Continued)

is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell) call options on securities and indices.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 30 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2013 (Unaudited) (Continued)

indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

J.
New Accounting Pronouncement.  In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Akre Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% based upon the average daily net assets of the Fund. For the six months ended January 31, 2013, the Fund incurred $5,380,511 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.24% and 1.49% for the Institutional Class and Retail Class shares, respectively, of each Class’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the six months ended January 31, 2013 the Advisor did not waive any fees or reimburse expenses.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2013 (Unaudited) (Continued)

contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund.  Fees paid by the Fund for Administration and Chief Compliance Officer services for the six months ended January 31, 2013 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the Retail Class shares and a Shareholder Servicing Plan on behalf of both the Institutional and Retail Classes.  The Distribution Plan provides that the Fund may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Retail Class shares.  No distribution fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Under the Shareholder Servicing Plan, each Class is authorized to pay the Advisor an annual shareholder servicing fee of up to 0.10% of each Class’s average daily net assets.  The Advisor uses this fee to finance certain activities related to servicing and maintaining shareholder accounts.  For the six months ended January 31, 2013, the Fund incurred distribution fees of $1,167,655 and shareholder servicing fees of $597,834.

NOTE 4 – SECURITIES LENDING

The Fund intends to lend up to 10% of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2013 (Unaudited) (Continued)

participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of January 31, 2013, the Fund had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of January 31, 2013, the market value of the securities on loan and payable on collateral received were as follows:

Market Value of	Payable on
Securities on Loan	Collateral Received
$42,936,801	$43,801,930

The Fund receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Prime Obligations Fund – Class Z (a securities lending trust subject to Rule 2a-7 under the 1940 Act.) The Schedule of Investments for the Fund includes the particular cash collateral holding as of January 31, 2013.

The interest income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Fund’s Statement of Operations. Fees and interest income earned on collateral investments and recognized by the Fund during the six months ended January 31, 2013 was $84,790.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2013 (Unaudited) (Continued)

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended January 31, 2013, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $274,580,012 and $71,643,026, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended January 31, 2013.

The cost basis of investments for federal income tax purposes at January 31, 2013 was as follows:

Cost of investments	$1,114,525,407
Gross tax unrealized appreciation	265,077,350
Gross tax unrealized depreciation	(12,727,147)
Net tax unrealized appreciation	$252,350,203

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended January 31, 2013, and year ended July 31, 2012 was as follows:

	January 31, 2013	July 31, 2012
Distributions paid from:
Ordinary income	$4,554,230	$598,787
Long-term capital gain	13,402,778	—
Short-term capital gain	6,129,527	—
	$24,086,535	$598,787

As of July 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

Net tax unrealized appreciation	$150,258,249
Undistributed ordinary income	657,441
Undistributed long-term capital gain	496,391
Total distributable earnings	1,153,832
Other accumulated losses	—
Total accumulated gains	$151,412,081

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2013 (Unaudited) (Continued)

NOTE 7 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. The maximum amount available for the Fund is $50,000,000.  For the six months ended January 31, 2013, the average interest rate on the outstanding principal amount was 3.25%. During the six months ended January 31, 2013, the Fund had an outstanding average daily loan balance of $6,712,794. The average daily loan balance is determined by using the days the Fund had an outstanding balance. The maximum amount outstanding for the current lending agreement during that period was $12,614,000. Interest expense amounted to $20,605. At January 31, 2013, the Fund did not have a loan payable balance.

Akre Focus Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 13 and 14, 2012, the Board (which is comprised of four persons who are Independent Trustees as defined under the Investment Company Act and one Interested Trustee) considered and approved the continuance of the Advisory Agreement for Akre Focus Fund (the “Fund”) with Akre Capital Management, LLC (the “Advisor” or “Akre”), for another annual term.  At this meeting and at a prior meeting held on May 14 and 15, 2012, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications.

Akre Focus Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Fund outperformed the median of its peer group for the one-year time period and underperformed for the year-to-date time period.  The Board took into consideration the Fund’s short period of operations.

The Trustees also considered any differences of performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.24% for the Fund’s Institutional Class shares and 1.49% for its Retail Class shares.  The Board noted that the Fund’s advisory fees and net expense ratio were above its peer group median.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

The Trustees took into consideration the services the Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Trustees found that the fees charged to the Fund were below the fees charged by the Advisor to its separately managed account clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and

Akre Focus Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

considered any additional benefits derived by the Advisor from their relationship with the Fund, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services they provide to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Akre Focus Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 862-9556.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (877) 862-9556. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling (877) 862-9556.  The Fund discloses its quarter-end portfolio holdings on its website at www.akrefund.com within 60 business days after the quarter-end. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the Transfer Agent toll free at (877) 862-9556 to request individual copies of these documents.  The Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling (877) 862-9556. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.akrefund.com.

Akre Focus Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public personal information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us verbally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
AKRE CAPITAL MANAGEMENT, LLC
2 West Marshall Street
Post Office Box 998
Middleburg, VA 20118-0998

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL HASTINGS LLP
75 E. 55th Street, Floor 15
New York, NY 10022

Akre Focus Fund
	Ticker	CUSIP
Retail Class Shares	AKREX	742935117
Institutional Class Shares	AKRIX	742935125

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the five month period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/ Elaine E. Richards
Elaine E. Richards, President and Secretary

Date                      4/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Elaine E. Richards
Elaine E. Richards, President and Secretary

Date                      4/4/13

By (Signature and Title)      /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date                      3/27/13

* Print the name and title of each signing officer under his or her signature.